UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 14, 2025

UNISYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8729	38-0387840
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lakeview Drive, Suite 100
Blue Bell, Pennsylvania 19422

(Address of principal executive offices) (Zip Code)

(215) 986-4011
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	UIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Effective January 1, 2025, Unisys Corporation (the "Company") made changes to its organizational structure to better align its portfolio of solutions to more effectively address evolving client needs and take further advantage of the synergies across the Company’s reportable segments. These reporting changes were previously discussed during the Company's 4th quarter earnings call on February 19, 2025 and disclosed in the Company's Form 10-K for the year ended December 31, 2024. The Company is filing this Form 8-K to provide investors with reclassified financial segment information from prior periods in order to assist them in making comparisons with financial information for current and future periods.
Segment Changes
Effective January 1, 2025, the Company integrated its business processing solutions, which were reported within Other, into the Company’s Enterprise Computing Solutions ("ECS") and Cloud, Applications & Infrastructure Solutions ("CA&I") reportable segments. The operations associated with the Company's United Kingdom business process outsourcing consolidated joint venture remained in Other. Additionally, the Company's application development solution that was reported within ECS has been operationally centralized within CA&I. There were no changes to the Company's Digital Workplace Solutions reportable segment.
As a result, the Company's segment information has been retroactively reclassified to conform with the 2025 presentation for the years ended December 31, 2024 and 2023 and for each of the quarters ended March 31, June 30, September 30 and December 31, within those years. These changes had no effect on the Company's consolidated financial statements as of December 31, 2024 and 2023.
The unaudited reclassified segment financial information is filed as Exhibit 99.1 to this Current Report.
Item 9.01. Financial Statements and Exhibits

(d)	The following exhibit is being filed herewith:

Exhibit No.	Description
99.1	Reclassified unaudited segment information for the years ended December 31, 2024 and 2023 and for each of the quarters ended March 31, June 30, September 30 and December 31 within those years
104	Cover page Interactive Data File (embedded within the Inline Extensible Business Reporting Language document)

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unisys Corporation

Date: March 14, 2025	By:	/s/ Debra McCann
Debra McCann
Executive Vice President and Chief Financial Officer